EXHIBIT 10.37(b)
                            AMENDMENT TO HYDROCARBON
                               EXCHANGE AGREEMENT

        This Amendment to Hydrocarbon Exchange (this "Amendment") is entered into this 17th day of February, 1993, effective January 1, 1993, by and between ENRON OIL & GAS COMPANY ("EOG") and CACTUS HYDROCARBON 1992-A LIMITED PARTNERSHIP ("Cactus"). Where the context requires, EOG and Cactus shall be referred to individually as a "Party and collectively as the "Parties."

                              W I T N E S S E T H

        WHEREAS, Cactus and EOG entered into the certain Hydrocarbon Exchange Agreement dated September 25, 1992 filed for record (i) in the office of the county Clerk of Lincoln County, Wyoming, under File No. 755520 and recorded in Volume 318 PR, Page 1, on October 8, 1992 and (ii) in the office of the County Clerk of Sublette County, Wyoming, under File No. 238876 and recorded in Volume 90 O&G, Page 224, on October 2, 1992 (the "Exchange Agreement"); and

        WHEREAS, Cactus and EOG desire to amend the Exchange Agreement to add additional Cactus' Points of Receipt.

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties mutually agree as follows:

1. Reference is made to the Exchange Agreement for all purposes. All references in the Exchange Agreement and this Amendment to the defined term Exchange Agreement or Agreement shall include and refer to the Exchange Agreement as amended by this Amendment. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings given to them in the Exchange Agreement.

2. The parties hereby agree to amend Exhibit C of the Exchange Agreement to add under the heading "Matagorda" and "South Texas" as additional Cactus Points of Receipt the following point "MOPS"/FGT Interconnect near Tivoli, Refugio County, Texas. Exhibit C of the Exchange Agreement is hereby amended to delete Exhibit C in its entirely and substitute the attached Exhibit C.

3. Except as amended herein, the Exchange Agreement shall be and remain in force and effect as originally written.

        IN WITNESS WHEREOF, EOG and Cactus have caused this Amendment to be executed this 17th day of February, effective January 1, 1993.

                                    CACTUS HYDROCARBON 1992-A
                                    LIMITED PARTNERSHIP
                                    By Enron Big Piney Corp., General Partner

ATTEST
By: /s/ ELAINE OVERTURF                       By:  /s/ GENE E. HUMPHREY
Name:   Elaine Overturf                       Name:    Gene E. Humphrey
Title:  Deputy Corporate Secretary            Title:   Vice President,
                                                        Structured Finance

                                    ENRON OIL & GAS COMPANY

ATTEST
By: /s/ J. JEFFERS SPENCER                    By:  /s/ ANDREW N. HOYLE
Name:   J. Jeffers Spencer                    Name:    Andrew N. Hoyle
Title:  Senior Counsel                        Title:   Vice President,
                                                        Marketing

STATE OF TEXAS

COUNTY OF HARRIS


        On this 5th day of February, 1993, before me, a Notary Public in and for said state, personally appeared Gene E. Humphrey, Vice President, Structured Finance of Enron Piney Corp., General Partner of Cactus Hydrocarbon 1992-A Limited Partnership, known to me to be the person who executed the within Amendment to Hydrocarbons Exchange Agreement on behalf of said corporation, acting as General Partner of said partnership and acknowledged to me that he executed the same for the purposes therein stated.

        Given under my hand and notarial seal.

                                       /s/ DEBORAH KORKMAS
                                           Deborah Korkmas
        [Seal]                             Notary Public
                                           My Commission expires: May 21, 1993

STATE OF TEXAS               ss.
                             ss.
COUNTY OF HARRIS             ss.

        On this 17th day of February, 1993, before me personally appeared Andrew
N. Hoyle to me personally known, who, being by me duly sworn, did say that he is the V.P., Mktg. of Enron Oil & Gas Company and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors and said Andrew N. Hoyle acknowledged said instrument to be the free act and deed of said corporation.

        Given under my hand and notarial seal.

                                       /s/ MICHELLE C. VALASEK
        [Seal]                             Michelle C. Valasek
                                           Notary Public
                                           My Commission expires: June 30, 1993

PAGE 1

                                   EXHIBIT C
                       TO HYDROCARBON EXCHANGE AGREEMENT
                           CACTUS' POINTS OF RECEIPT

                                           TOMAHAWK                    BIG BLUE                          MATAGORDA
                                   -----------------------    --------------------------        ------------------------
                                    DAILY                      DAILY                            DAILY
                                     VOL.      MONTHLY VOL.     VOL.        MONTHLY VOL.         VOL.        MONTHLY VOL.
                      DAYS         (MMBTU'S)    (MMBTU'S)     (MMBTU'S)      (MMBTU'S)         (MMBTU'S)      (MMBTU'S)
                      ----         ---------   -----------    ---------      -----------        --------      ----------
Oct-92 .............   31           31,500       976,500       13,500          418,500           45,000        1,395,000
Nov-92 .............   30           31,500       945,000       13,500          405,000           22,500          675,000
Dec-92 .............   31           31,500       976,500       13,500          418,500           22,500          697,500
Jan-93 .............   31           31,500       976,500       13,500          418,500           22,500          697,500
Feb-93 .............   28           31,500       882,000       13,500          378,000           22,500          630,000
Mar-93 .............   31           31,500       976,500       13,500          418,500           22,500          697,500
Apr-93 .............   30           31,500       945,000       13,500          405,000           22,500          675,000
May-93 .............   31           31,500       976,500       13,500          418,500           22,500          697,500
Jun-93 .............   30           31,500       945,000       13,500          405,000           22,500          675,000
Jul-93 .............   31           31,500       976,500       13,500          418,500           22,500          697,500
Aug-93 .............   31           31,500       976,500       13,500          418,500           22,500          697,500
Sep-93 .............   30           31,500       945,000       13,500          405,000           22,500          675,000
Oct-93 .............   31           31,500       976,500       13,500          418,500           22,500          697,500
Nov-93 .............   30           31,500       945,000       13,500          405,000           22,500          675,000
Dec-93 .............   31           31,500       976,500       13,500          418,500           22,500          697,500
Jan-94 .............   31           31,500       976,500       13,500          418,500           22,500          697,500
Feb-94 .............   28           31,500       882,000       13,500          378,000           22,500          630,000
Mar-94 .............   31           31,500       976,500       13,500          418,500           22,500          697,500
Apr-94 .............   30           31,500       945,000       13,500          405,000           22,500          675,000
May-94 .............   31           31,500       976,500       13,500          418,500           22,500          697,500
Jun-94 .............   30           31,500       945,000       13,500          405,000           22,500          675,000
Jul-94 .............   31           31,500       976,500       13,500          418,500           22,500          697,500
Aug-94 .............   31           31,500       976,500       13,500          418,500           22,500          697,500
Sep-94 .............   30           31,500       945,000       13,500          405,000           22,500          675,000
Oct-94 .............   31           31,500       976,500       13,500          418,500           22,500          697,500
Nov-94 .............   30           25,983       779,490       13,500          405,000           22,500          675,000
Dec-94 .............   31           25,983       805,473       13,500          418,500           22,500          697,500
Jan-95 .............   31           25,983       805,473       13,500          418,500           22,500          697,500
Feb-95 .............   28           25,983       727,524       13,500          378,000           22,500          630,000
Mar-95 .............   31           25,983       805,473       13,500          418,500           22,500          697,500
Apr-95 .............   30           25,983       779,490       13,500          405,000           22,500          675,000
May-95 .............   31           25,983       805,473       13,500          418,500           22,500          697,500
Jun-94 .............   30           25,983       779,490       13,500          405,000           22,500          675,000
Jul-95 .............   31           25,983       805,473       13,500          418,500           22,500          697,500
Aug-95 .............   31           25,983       805,473       13,500          418,500           22,500          697,500
Sep-95 .............   30           25,983       779,490       13,500          405,000           22,500          675,000
Oct-95 .............   31           25,983       805,473       13,500          418,500           22,500          697,500
Nov-95 .............   30           22,212       666,360       13,500          405,000           22,500          675,000
Dec-95 .............   31           22,212       688,572       13,500          418,500           22,500          697,500
Jan-96 .............   31           22,212       688,572       13,500          418,500           22,500          697,500
Feb-96 .............   29           22,212       644,148       13,500          391,500           22,500          652,500
Mar-96 .............   31           22,212       688,572       13,500          418,500           22,500          697,500
Apr-96 .............   30           22,212       666,360       13,500          405,000           22,500          675,000
May-96 .............   31           22,212       688,572       13,500          418,500           22,500          697,500
Jun-96 .............   30           22,212       666,360       13,500          405,000           22,500          675,000
                                              ----------                     ---------                        ----------
                                              38,852,811                    18,481,500                        31,500,000
                                              ==========                    ==========                        ==========

                         SOUTH TEXAS                        TOTAL
                    -------------------------     ------------------------
                      DAILY                        DAILY
                       VOL.     MONTHLY VOL.        VOL.      MONTHLY VOL.
                    (MMBTU'S)    (MMBTU'S)        (MMBTU'S)    (MMBTU'S)
                    ---------   ------------      ---------   ------------
Oct-92 ...........    40,000      1,240,000        130,000      4,030,000
Nov-92 ...........    40,000      1,200,000        107,500      3,225,000
Dec-92 ...........    40,000      1,240,000        107,500      3,332,500
Jan-93 ...........    40,000      1,240,000        107,500      3,332,500
Feb-93 ...........    40,000      1,120,000        107,500      3,010,000
Mar-93 ...........    40,000      1,240,000        107,500      3,332,500
Apr-93 ...........    40,000      1,200,000        107,500      3,225,000
May-93 ...........    40,000      1,240,000        107,500      3,332,500
Jun-93 ...........    40,000      1,200,000        107,500      3,225,000
Jul-93 ...........    40,000      1,240,000        107,500      3,332,500
Aug-93 ...........    40,000      1,240,000        107,500      3,332,500
Sep-93 ...........    40,000      1,200,000        107,500      3,225,000
Oct-93 ...........    40,000      1,240,000        107,500      3,332,500
Nov-93 ...........    40,000      1,200,000        107,500      3,225,000
Dec-93 ...........    40,000      1,240,000        107,500      3,332,500
Jan-94 ...........    40,000      1,240,000        107,500      3,332,500
Feb-94 ...........    40,000      1,120,000        107,500      3,010,000
Mar-94 ...........    40,000      1,240,000        107,500      3,332,500
Apr-94 ...........    40,000      1,200,000        107,500      3,225,000
May-94 ...........    40,000      1,240,000        107,500      3,332,500
Jun-94 ...........    40,000      1,200,000        107,500      3,225,000
Jul-94 ...........    40,000      1,240,000        107,500      3,332,500
Aug-94 ...........    40,000      1,240,000        107,500      3,332,500
Sep-94 ...........    40,000      1,200,000        107,500      3,225,000
Oct-94 ...........    40,000      1,240,000        107,500      3,332,500
Nov-94 ...........    40,000      1,200,000        101,983      3,059,490
Dec-94 ...........    40,000      1,240,000        101,983      3,161,473
Jan-95 ...........    40,000      1,240,000        101,983      3,161,473
Feb-95 ...........    40,000      1,120,000        101,983      2,855,524
Mar-95 ...........    40,000      1,240,000        101,983      3,161,473
Apr-95 ...........    40,000      1,200,000        101,983      3,059,490
May-95 ...........    40,000      1,240,000        101,983      3,161,473
Jun-94 ...........    40,000      1,200,000        101,983      3,059,490
Jul-95 ...........    40,000      1,240,000        101,983      3,161,473
Aug-95 ...........    40,000      1,240,000        101,983      3,161,473
Sep-95 ...........    40,000      1,200,000        101,983      3,059,490
Oct-95 ...........    40,000      1,240,000        101,983      3,161,473
Nov-95 ...........    40,000      1,200,000         98,212      2,946,360
Dec-95 ...........    40,000      1,240,000         98,212      3,044,572
Jan-96 ...........         0              0         58,212      1,804,572
Feb-96 ...........         0              0         58,212      1,688,148
Mar-96 ...........         0              0         58,212      1,804,572
Apr-96 ...........         0              0         58,212      1,746,360
May-96 ...........         0              0         58,212      1,804,572
Jun-96 ...........         0              0         58,212      1,746,360
                                 ----------                   -----------
                                 47,480,000                   136,314,311
                                 ==========                   ===========

PAGE 2

                             EXHIBIT C (CONTINUED)
                       TO HYDROCARBON EXCHANGE AGREEMENT
                           CACTUS' POINTS OF RECEIPT

         TOMAHAWK                      BIG BLUE                           MATAGORDA
- ----------------------------    ------------------------     ------------------------------------
POINT OF RECEIPT:               POINT OF RECEIPT:            POINTS OF RECEIPT:
Trailblazer/CIG Interconnect    El Paso/CIG Interconnect     1. Seagull Shoreline/HPL
Weld County, Colorado           Moore County, Texas             Interconnect, Oyster Lake, Texas
                                                             2. Seagull/TETCO Interconnect,
                                                                Blessing, Texas
                                                             3. HPL/TOMCAT Tailgate, Calhoun
                                                                County, Texas
                                                             4. Seagull/Matagorda Gas Processing
                                                                Plant, Matagorda, TX
                                                             5. 'MOPS'/HPL Interconnect, near
                                                                Tivoll, Refugio County, TX
                                                             6. 'MOPS'/FGT Interconnect, near
                                                                Tivoll, Refugio County, TX


             SOUTH TEXAS
 -------------------------------------
 POINTS OF RECEIPT:
 1. Seagull Shoreline/HPL
    Interconnect, Oyster Lake, Texas
 2. Seagull/TETCO Interconnect,
    Blessing, Texas
 3. HPL/TOMCAT Tailgate, Calhoun
    County, Texas
 4. Seagull/Matagorda Gas Processing
    Plant, Matagorda, TX
 5. 'MOPS'/HPL Interconnect, near
    Tivoll, Refugio County, TX
 6. HPL 'Vonnie Cook' Facilities,
    Hidalgo County , TX
 7. HPL 'Pillsbury' Facilities,
    McMullen County, TX
 8. HPL/Transco Interconnect @ Bammel
    Storage Facility, Harris County,
    TX
 9. HPL/NGPL Interconnect near Devers,
    Liberty County, TX
10. HPL/Exxon Interconnect near Katy,
    Waller County, TX
11. HPL/Lonestar Interconnect near
    Katy, Waller County, TX
12. HPL/UTTCO Interconnect near Katy,
    Waller County, TX
13. HPL/Oasis Interconnect near Katy,
    Waller County, TX
14. 'MOPS'/FGT Interconnect, near
    Tivoll, Refugio County, TX